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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

COVANCE INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 452-4440

N/A
(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)
Not applicable.

(b)
Not applicable.

(c)
Exhibits:

99.1
Press Release of Covance Inc. dated October 22, 2003.

Item 12. Results of Operations and Financial Condition.

        The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        On October 22, 2003, Covance Inc. (the "Company") announced its preliminary financial results for the three month period ended September 30, 2003. The Company issued press release announcing these financial results is attached hereto as Exhibit 99.1 pursuant to Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.
Date: October 22, 2003	By:	/s/ WILLIAM E. KLITGAARD Name: William E. Klitgaard Title: Corporate Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Covance Inc. on October 22, 2003

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit Index